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                                                                   EXHIBIT 10.23





                             MCDERMOTT, WILL & EMERY
                                 75 State Street
                           Boston, Massachusetts 02109
                                  617-345-5000


                               M E M O R A N D U M


CONFIDENTIAL

TO:            Mark Stein                                 DATE: October 16, 1997

FROM:          William O. Fabbri and John L. Garrison

RE: Material Differences of First Dental Asset Acquisitions from the "Model" Asset Purchase Agreement; Material Differences of First Dental Mergers from the "Model" Merger Agreement; and the Consideration for each of the Agreements.
               ----------------------------------------------------------------


        This memorandum notes: (i) the material differences between the Asset Purchase and Sale Agreement for the acquisition of Dr. Ellicson's practice, included as Exhibit 10.21, and each other Asset Purchase and Sale Agreement that First Dental has consummated; and (ii) the material differences between the Merger Agreement between First Dental and Dr. Weisner's P.C., included as
Exhibit 10.22, and each other Merger Agreement that First Dental has consummated. The memo also includes the Purchase Price and Form of Payment for each asset acquisition and merger.

                                 ASSET PURCHASE

        Listed below are all variations in material terms, particularly as they relate to issues of control between First Dental and the Selling Dentist, of all First Dental Asset Purchase Agreements from the Ellicson Asset Purchase Agreement.

        L. ELIZABETH BURNS ASSET ACQUISITIONS

        1.     The non-compete covenant extends for a 15-mile radius.

        2. The acquisition unwind provisions are NOT triggered by the failure of First Dental to make payments under the promissory notes.



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Memorandum To: Mark Stein
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        3.     Purchase Price:  $167,458.50

                       (c) $33,500.00 paid directly;
                       (d) $13,500.00 paid to Jim Kasper & Associates,
                NCCD Consultants;
                       (e) $3,000.00) paid to Doyle & Mansfield;
                       (f) $17,458.50 paid in three consecutive and equal
                monthly installments of 5,819.50 each to Dr. Burns on July 22, 1996, August 20, 1996 and September 20, 1996; and
                       (g) A "Promissory Note" of $100,000.00, with interest
                thereon payable at the rate of 7% per annum, to be paid in two consecutive annual installment of $50,000.00 each plus all accrued interest.

        DAVID I. PECK ASSET ACQUISITION

        1. First Dental agrees to consult with Dr. Peck before establishing additional Dental Facilities within two miles of this Dental Facility.

        2.     The non-competition covenant extends for a 5-mile radius.

        3. The acquisition unwind provisions are triggered by Dr. Peck's termination of his Employment Agreement pursuant to the provision thereof.

        4.     Purchase Price: $394,500 consisting of:

                       (a) a convertible promissory note in the principal amount
               of $192,000 to be paid at the option of the Seller either in cash or 19,200 shares of Common Stock to be paid or issued and delivered to Seller on the earlier to occur of either (i) a public offering of Buyer in which Seller may sell all or some of the Shares, or (ii) ten (10) years from the Closing Date;
                       (b) $115,000 to be paid to Seller on the Closing Date;
               and
                       (c) A promissory note in the principal amount of $87,500.

        GEOFFREY PARRILLO ASSET ACQUISITION

        1. There is no provision prohibiting Dr. Parillo from referring Medicare or Medicaid beneficiaries to First Dental or the P.C. for any "designated health services," as defined under Medicare or Medicaid.


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Memorandum To: Mark Stein
October 16, 1997
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        2.     The non-competition covenant extends for a 10-mile radius.

        3. The acquisition unwind provisions are NOT triggered by failure of First Dental to make payments under the promissory note.

        4.     Purchase Price:  $250,000 consisting of:

                       (a) $100,000 to be paid on the Closing Date; and
                       (b) A promissory note in the principal aggregate amount
               of $150,000.

        ROBERT W. SENIFF ASSET ACQUISITION

        1. Until the promissory note is paid in full, First Dental agrees to provide Dr. Seniff copies of First Dental's and the P.C.'s quarterly and annual financial statements.

        2. First Dental guarantees to Dr. Seniff the prompt and complete payment by the P.C. of the P.C.'s obligations to Dr. Seniff under his Employment Agreement.

        3.     The non-competition covenant extends for a five mile radius.

        4. The acquisition unwind provisions are triggered if First Dental or the P.C. are in breach of a material term of the Asset Purchase Agreement or Dr. Seniff's Employment Agreement.

        5.       Purchase Price: $201,223 consisting of:

                       (a) $101,223 at Closing by certified bank check; and
                       (b) A promissory note for $100,000.

        EDWARD S. KOLLAR ASSET ACQUISITION

        1.     The non-compete covenant extends for a 15-mile radius.

        2. The acquisition unwind provisions are NOT triggered by First Dental's failure to make payments when due under the promissory note.

        3.     Purchase Price:  $202,613.78 consisting of:

                       (a) $25,000 at Closing;
                       (b) A Promissory Note of $150,000 at Closing;


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Memorandum To: Mark Stein
October 16, 1997
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                       (c) A Promissory Note of $27,613.78 representing 50% of
               accounts receivable

        EDWARD P. SZLYK ASSET ACQUISITION

        1. The non-competition covenant extends for a 10-mile radius from the Dental Facility.

        2. The acquisition unwind provisions are NOT triggered by the failure of First Dental to make payments when due under the promissory notes.

        3.     Purchase Price:  $396,000 consisting of:

                       (a) $150,000 at Closing Date by check or wire;
                       (b) A Promissory Note for $32,406.55 representing 50% of
               the face value of the Accounts Receivable as of Closing and payable on or before six months from the Closing Date.
                       (c) 30,750 shares of Common Stock at $8.50/share, to be
               issued on the earlier to occur of either (i) an initial public offering by FNEDC or (ii) five (5) years from the Closing Date.

        GERALD J. MAHER ASSET ACQUISITION

        1. All decisions concerning the hiring, termination and/or salary level of employees at the Dental Facility shall be subject to the mutual agreement of First Dental and Dr. Maher.

        2. First Dental guarantees payment to Dr. Maher of the P.C.'s obligations to Dr. Maher pursuant to his Employment Agreement.

        3.     The non-competition covenant extends for a ten mile radius.

        4. The acquisition unwind provisions are NOT triggered by First Dental's failure to make payments when due under the promissory note.

        5.     Purchase Price: $250,000 comprising of:

                       (a) $125,000 at Closing bank check or wire transfer; and
                       (b) A Promissory Note of $125,000 to be delivered at
               Closing.



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Memorandum To: Mark Stein
October 16, 1997
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        JAMES F. SCHIPANI ASSET ACQUISITION

        1. The non-competition covenant extends for a 15-mile radius from any Dental Facilities at which Dr. Schipani has rendered professional dental services during the prior year.

        2. The acquisition unwind provisions are NOT triggered by First Dental's failure to pay the promissory note when due.

        3.     Purchase Price: $432,000.00 comprising:

                       (a) 49,846 shares of Common Stock at $6.50/share, to be
               issued at Closing Date; and
                       (b) $70,001.00 at Closing Date by bank check or wire
               transfer, representing the difference between (i) $108,001.00, approximately 25% of the Purchase Price, and (ii) $38,000.00 paid to Laurence E. Vienneau, D.M.D. at Closing to clear title to Assets.
                       (c) 14,471 shares of Common Stock at $6.50/share, to
               cover Seller's capital gains tax liability.

        KNUDSON, KNIGHTS AND PREDMORE ASSET ACQUISITION

        1. The non-competition covenant extends for a 5-mile radius and terminates if Drs. Knudson or Knights terminate their Employment Agreements.

        2. The acquisition unwind provisions are triggered by First Dental or the P.C.'s failure to cure a material breach of the Asset Purchase or Employment Agreement.

        3.     Purchase Price: $1,074,444, consisting of:

                       (a) The aggregate sum of $752,500 to be paid as follows:
               (i) $160,549 to Knudson; (ii) $160,549 to Knights; (iii) $284,736 to Predmore; and (iv) $146,666 to their partnership; and

                       (b) Promissory notes in the principal aggregate amount of

               $321,944, as follows: (i) $160,972 to Knudson, and (ii) $160,972 to Knights.




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Memorandum To: Mark Stein
October 16, 1997
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        HOWARD MARKOWITZ ASSET ACQUISITION

        1.     The non-competition covenant extends for a 10-mile radius.
The non-competition covenant terminates if the P.C. fails to cure a material breach of the Employment Agreement or Dr. Markowitz exercises his acquisition unwind rights.

        2. The acquisition unwind provisions are NOT triggered by the failure of First Dental to make payments under the promissory note.

        3.     Purchase Price: $720,000.00 comprising:

                       (a) $180,000.00 less any amounts required to be paid by
               First Dental directly to third parties holding liens on the assets of Seller in order to allow Seller clear title to Assets;
                       (b) $50,000.00, as an "Expenses Reimbursement" to be paid
               in 5 monthly installments of $10,000.00 each, commencing at the end of the first calendar month following Closing;
                       (c) 120,000 shares of Common Stock at $4.50/share to be
               issued to Seller as of January 5, 1996;
                       (d) 34,839 shares of Common Stock at $4.50/share, to
               cover Seller's capital gains tax liability.

        WAFID W. KIZY ASSET ACQUISITION

        1.     The non-competition covenant extends for a 3-mile radius.

        2. There are no acquisition unwind provisions in the Asset Purchase Agreement.

        3.     Purchase Price:  $160,000 at Closing.

        NATHAN L. DUBIN ASSET ACQUISITION

        1.     The non-competition covenant extends for a 15-mile radius.

        2. There are no acquisition unwind provisions in the Asset Purchase Agreement.

        3.     Purchase Price:  $150,000 at Closing.



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Memorandum To: Mark Stein
October 16, 1997
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        MARK S. FERRIERO ASSET ACQUISITION

        1. The non-competition covenant lasts for 1 1/2 years and extends for a 10-mile radius from any Dental Facility.

        2. Purchase Price: $144,600.00 plus 50% of the value of the accounts receivable at Closing, consisting of:

                       (a) $87,300.00 at Closing by check or wire transfer;
                       (b) A Promissory Note for $57,300.00; and
                       (c) A Promissory Note for $21,791.53, representing 50% of
               the value of the accounts receivables.

                                     MERGERS

        Listed below are all the variations in material terms, particularly as they relate to issues of control between First Dental and the Selling Dentist, of all First Dental Merger Agreements from the "Model" Merger Agreement.

        BUCHWALTER & PAPUGA MERGER.

        1. First Dental is required to obtain the prior approval of Drs. Buchwalter and Papuga to undertake any advertising with respect to them.

        2. Until the promissory notes are paid in full, Drs. Buchwalter and Papuga shall not refer any Medicare or Medicaid beneficiaries to First Dental or the P.C. for any "designated health services," as defined under Medicare or Medicaid.

        3. The non-compete covenant lasts for three years and extends for a 10-mile radius. The non-compete provisions are inapplicable if Drs. Buchwalter or Papuga terminate their Employment Agreements.

        4. The acquisition unwind provisions are triggered if Drs. Buchwalter and Papuga terminate their Employment Agreements pursuant to the provisions thereof, but are NOT triggered by the failure of First Dental or the P.C. to meet its payment obligations to Drs. Buchwalter and Papuga under the Merger or Employment Agreements.

        5. Closing Consideration: $425,000.00 plus 50% of the value of the accounts receivable at Closing, consisting of:

               (a) a total of 39,230 shares of Common Stock at $6.50/share to be issued at Closing;

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Memorandum To: Mark Stein
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               (b) The aggregate sum of $106,250.00 to be paid by check at
        Closing;
               (c) Two Promissory Notes in the aggregate principal amount of $63,755.00; and
               (d) Two Promissory Notes in the aggregate principal amount of $50,239.04, representing 50% of the value of the accounts receivables.

        FEINGOLD AND RAPPAPORT MERGER.

        1. Until the promissory notes are paid in full, Drs. Feingold and Rappaport shall not refer any Medicare or Medicaid beneficiaries to First Dental or the P.C. for any "designated health services," as defined under Medicare or Medicaid.

        2. The non-compete covenant lasts for three years and extends for a 10-mile radius.

        3. The acquisition unwind provisions are triggered if First Dental fails to pay the promissory notes, but are NOT triggered by the failure of First Dental or the P.C. to meet their respective payment obligations to Drs. Feingold and Rappaport under the Merger or Employment Agreements.

        4.     Closing Consideration: $400,071.84, to be paid as follows:

                       (a) 30,745 shares of Common Stock at $6.50/share;
                       (b) $100,017.96 by certified check; and
                       (c) Promissory Notes in the aggregate amount of
               $100,017.97.

        BELKNAP DENTAL ASSOCIATES MERGER

        1. First Dental shall provide Dr. Chaikin financial information regarding his production and the production of the Dental Facility where Dr. Chaikin practices.

        2. The non-competition covenant lasts for three years and extends for a 10-mile radius.

        3. The acquisition unwind provisions are triggered by Dr. Chaikin terminating his Employment Agreement, but are NOT triggered by the failure of First Dental or the P.C. to meet their respective payment obligations under the Merger or Employment Agreements.

        4.     Closing Consideration:  $1,074,000

                       (a) 55,575 shares of Common Stock at $8.06/share at
               Closing;
                       (b) $215,500 at Closing;
                       (c) $215,500 Promissory Note;


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Memorandum To: Mark Stein
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                       (d) $195,000 for the accounts receivable, consisting of a
               $100,000 promissory note and 9,500 shares of Common Stock at $10.00/share.

        BADER/SHUMAN DENTAL GROUP MERGER

        1. Drs. Bader and Shuman have assigned to First Dental certain copyrighted intellectual property, in return for which First Dental agrees to pay development and marketing costs and to grant a license back to the dentists.

        2. All decisions concerning the hiring, termination and/or salary levels of First Dental's and the P.C.'s employees at the Dental Facility, and all marketing and promotional activities, (including signage) are subject to mutual agreement of First Dental and Drs. Bader and Shuman.

        3. Until the promissory notes are paid in full, Drs. Bader and Shuman shall not refer any Medicare or Medicaid beneficiaries to First Dental or the P.C. for any "designated health services" as defined under the Medicare or Medicaid.

        4. So long as either Dr. Bader or Shuman is employed at the Dental Facility, they will have a right of first refusal if First Dental decides to sell or otherwise dispose of the assets formerly owned or leased by the Bader Shuman Dental Group.

        5. First Dental guarantees to Drs. Bader and Shuman the prompt and complete payment or performance by the P.C. of the P.C.'s obligations under the Employment Agreements.

        6. The non-compete covenant lasts for three years and extends for a 10-mile radius.

        7. Drs. Bader and Shuman's aggregate liability under the indemnification provisions is limited to $100,000.

        8. The acquisition unwind provisions are triggered if (i) the accounts payable at the Dental Facility at which Drs. Bader and Shuman provide services are more than 60 days old, (ii) First Dental or the P.C. fails to meet its payroll commitments at the Dental Facility or (iii) First Dental fails to make payments when due under the promissory notes.

        9.     Closing Consideration:  $1,600,000 paid as follows:

                       (a) 92,307 shares of Common Stock at $6.50/share;
                       (b) 500,004.50 by certified check;
                       (c) Two promissory notes, $250,000 each.


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Memorandum To: Mark Stein
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        INGOLDSBY AND BERGMAN MERGER

        1. All decisions concerning the hiring, termination and/or salary levels of First Dental's or the P.C.'s employees at the Dental Facility, as well as material changes in operations, shall be subject to mutual agreement of First Dental and Drs. Ingoldsby and Bergman.

        2. So long as each Drs. Ingoldsby and Bergman are employed at the Dental Facility, all marketing and promotion activities of First Dental or the P.C. in connection with the Dental Facility shall be subject to mutual agreement, and shall be comparable with historical levels. First Dental shall not place any signage at the Dental Facility except with Drs. Ingoldsby and Bergman's consent, not to be unreasonably withheld.

        3. First Dental guarantees to Drs. Ingoldsby and Bergman the prompt and complete payment or performance by the P.C., of the P.C.'s obligations under the Employment Agreements.

        4. First Dental and the P.C. agree not to employ any former employee of the Ingoldsby and Bergman, P.C. outside the Dental Facility or relocate the practice without the prior consent of Drs. Ingoldsby and Bergman, not to be unreasonably withheld.

        5. Neither First Dental nor the P.C. shall remove from the Dental Facility any assets owned by the Ingoldsby and Bergman, P.C. as of the Closing Date without the prior consent of Drs. Ingoldsby and Bergman, not to be unreasonably withheld.

        6. For so long as either Dr. Ingoldsby or Bergman is employed at the Dental Facility, they have a right of first refusal if First Dental decides to sell, or otherwise dispose of the assets formerly owned or leased by the Ingoldsby and Bergman, P.C.

        7. The non-competition covenant lasts for three years and extends for a 5-mile radius.

        8. During the employment of either Dr. Ingoldsby or Dr. Bergman, First Dental shall not, without prior written consent of Drs. Ingoldsby and Bergman, own or operate any dental practice within a 5-mile radius of the Dental Facility.

        9. Drs. Ingoldsby and Bergman's aggregate liability under the indemnification provision shall be limited to $400,000.

        10. The acquisition unwind provisions are triggered if (i) the accounts payable at the Dental Facility are more than 45 days old, (ii) First Dental or the P.C. has failed to meet its



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Memorandum To: Mark Stein
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payroll commitments at the Dental Facility, or (iii) First Dental has failed to make payments when due under the promissory notes.

        11.    Closing Consideration:  $864,843 to be paid as follows:

                       (a) $200,000 in convertible promissory notes as follows:
               $100,000 to Ingoldsby, and $100,000 to Bergman each convertible into 32,305 shares of Common Stock;
                       (b) $187,500 to be paid by FNEDC at Closing as follows:
               $93,750 to Ingoldsby, and $93,750 to Bergman;
                       (c) $187,500 promissory notes as follows: $93,750 to
               Ingoldsby, and $93,750 to Bergman;
                       (d) $225,000 to be paid by FNEDC on behalf of the Company
               to Bank of Braintree at Closing (the "Bank of Braintree Loan");
               and
                       (e) $64,843 as reimbursement of Shareholders by FNEDC for
               trade payables assumed, $32,421.50 to Ingoldsby, and $32,421.50 to Bergman.

        CRAM-CHEMA PROFESSIONAL ASSOCIATION MERGER

        1. Until the promissory notes are paid in full, Drs. Cram Chema and Chema shall not refer any Medicare or Medicaid beneficiaries to First Dental or the P.C. for any "designated health services" as defined under Medicare or Medicaid.

        2. The non-competition covenant lasts for one year and extends for a 10-mile radius.

        3. The acquisition unwind provisions are NOT triggered by the failure of First Dental or the P.C. to meet their respective payment obligations to Drs. Cram Chema and Chema.

        4.     Closing Consideration: $358,026 to be paid as follows:

                       (a) 20,812 shares of Common Stock at $8.00/share;
                       (b) $83,250 payable by certified or bank checks;
                       (c) $83,250 Promissory Note; and
                       (d) $25,026 Promissory Note, representing 50% of the
               value of the accounts receivable as of the Closing Date and the sum of $6,774.84 to Dr. Hewlett.



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Memorandum To: Mark Stein
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        PAUL D. SILVER MERGER

        1. First Dental will provide copies of its year end financial statements and financial information regarding Dr. Silver's production and the production of the Dental Facility where Dr. Silver practices dentistry.

        2. The non-competition covenant lasts three years and extends for a 10-mile radius of the Dental Facility or of any Dental Facility which existed as of the Closing Date.

        3. First Dental and the P.C. will not own or operate a dental practice or health care facility within a 10-mile radius of the Dental Facility. Doing so gives Dr. Silver a right to terminate his Employment Agreement with the P.C.

        4. The acquisition unwind provisions are triggered by Dr. Silver's termination of his Employment Agreement, but are NOT triggered by the failure of First Dental or the P.C. to meet its payment obligations to Dr. Silver under the Merger or Employment Agreements.

        5.     Closing Consideration: $350,461.50 consisting of:

                       (a) 17,715 shares of Common Stock at $10.00/share;
                       (b) $86,655.75 by check at Closing;
                       (c) $86,655.75 on first anniversary of the Closing Date.

        ARTHUR P. WEIN MERGER

        1. First Dental agrees that it shall use Dr. Wein's name in advertising only with his prior approval.

        2. The non-competition consent lasts for three years and extends for a 10-mile radius. The covenant terminates if he terminates his Employment Agreement or if the P.C. elects not to renew his Employment Agreement following the initial term for certain reasons.

        3. First Dental and the P.C. agree not to own or operate a dental practice or health care facility within a 10-mile radius of the Dental Facility.

        4.     Closing Consideration:  $270,436.89, consisting of:

                       (a) 38,077 shares of Common Stock at $6.50/share; and
                       (b) $22,936.39 in next day available funds at Closing.



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October 16, 1997
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        WILLIAM H. GRASS MERGER

        1. The non-competition covenant lasts for three years and extends for a 10-mile radius. The non-competition covenant shall not apply to Dr. Grass if he or the P.C. terminate his Employment Agreement for specified reasons.

        2. The unwind provisions are NOT triggered by the failure of First Dental or the P.C. to meet their respective payment obligations under the Merger or Employment Agreements.

        3.     Closing Consideration:  $480,000, consisting of:

                       (a) 80,000 Shares of Common Stock at $4.50/share at
               Closing;
                       (b) $120,000 to Shareholder in next day available funds
               at Closing.

        RICHARD S. HAROLD MERGER

        1. First Dental agrees to maintain the Dental Facility at its present location through the term of the lease for the Dental Facility and any extension or renewal thereof.

        2. Until the promissory note is paid in full, Dr. Harold shall not refer any Medicare or Medicaid beneficiaries to First Dental or the P.C. for any "designated health services" as defined under Medicare or Medicaid.

        3. The non-competition covenant lasts for three year and extends for a 10-mile radius; however, Dr. Harold is only prohibited from owning or operating any dental practice or healthcare facility and is NOT prohibited from practicing dentistry under the non-competition covenant. If Dr. Harold completes the full, initial term of his Employment Agreement, the duration of the non-competition covenant is reduced to one year. 4. The acquisition unwind provisions are triggered by a material breach by First Dental or the P.C. of their respective obligations under the Merger Agreement, the Lease and the Employment Agreement which is not cured.

        5.     Closing Consideration:  $354,190.18 consisting of:

                       (a) 70,000 Shares of Common Stock at $4.50/share at
               Closing;
                       (b) $39,190.18 to Shareholder in next day available funds
               at Closing.




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Memorandum To: Mark Stein
October 16, 1997
Page 14


        OSORIO AND WATKIN MERGER

        1. Until the promissory note is paid in full, Drs. Osorio and Watkin shall not refer any Medicare or Medicaid beneficiaries to First Dental or the P.C. for any "designated health services" as defined under Medicare or Medicaid.

        2. The non-competition covenant lasts for three years and extends for a 10-mile radius. The covenant shall not apply in the event of a termination of a dentist's Employment Agreement for certain specified reasons.

        3.     Closing Consideration:  $1,537,500, consisting of:

                       (a) 137,500 Shares of Common Stock at $4.50/share at
               Closing;
                       (b) $150,000 payable to each Shareholder on Jan. 16,
               1996.


        RAMIRO BLANCO MERGER

        1. Until the promissory is paid in full, Dr. Blanco shall not refer any Medicare or Medicaid beneficiaries to First Dental or the P.C. for "designated health services" as defined under Medicare or Medicaid.

        2. The non-competition covenant lasts for three years and extends for a 10-mile radius from any Dental Facility at which Dr. Blanco has provided professional dental services within the year preceding termination.

        3. The acquisition unwind provisions are NOT triggered by the failure of First Dental or the P.C. to meet their respective payment obligations to Dr. Blanco under the Merger or Employment Agreement.

        4.     Closing Consideration:  $194,000, consisting of:

                       (a) 5,000 Shares of FNEDC Common Stock at $10.00/share at
               Closing;
                       (b) $25,000 to Shareholder by check at Closing; and
                       (c) $119,000 to Shareholder pursuant to terms of
               Promissory Note.